THE AB PORTFOLIOS

-AB Conservative Wealth Strategy

Supplement dated August 5, 2021 to the Prospectus and Summary Prospectus dated December 31, 2020 (the “Prospectuses”) of AB Conservative Wealth Strategy (the “Fund”), offering Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

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At a meeting held on August 3-4, 2021, AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”), recommended and the Fund’s Board of Trustees (the “Board”) approved various changes to the Fund, including changes to the Fund’s name and principal investment strategies and a reduction in the Fund’s management fee, as described further below. These changes will be effective on or about December 1, 2021.

Changes in Principal Strategies

The disclosure under “Principal Strategies” will be deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these percentage may vary. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria.

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of U.S. companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally- or socially-oriented sustainable investment themes that are broadly consistent with the United Nations Sustainable Development Goals (“SDGs”). Examples of these themes currently include the advancement of health, climate, and empowerment, but the themes may change over time based on the Adviser’s research.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its own analysis, the most attractive U.S. equity securities that fit into sustainable investment themes. The top-down approach seeks to identify the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s exposure to environmental, social, and corporate governance (“ESG”) factors. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. The Adviser emphasizes positive selection criteria over broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors.

The Fund’s fixed-income securities will consist predominantly of U.S. government securities, which must meet the Fund’s sustainability criteria.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

Changes in Principal Risks

The following risks will be added under “Principal Risks”:

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

The following risks will be deleted: High Yield Debt Securities Risk, Foreign (Non-U.S.) Risk, Currency Risk, Emerging Markets Risk, Alternative Investments Risk, Leverage Risk and Investment in Other Investment Companies Risk

Amendment to the Investment Advisory Agreement to Reduce the Current Management Fee; Introduction of Expense Limitation

Under the Fund’s Investment Advisory Agreement (the “Agreement”), the Adviser currently receives a management fee at an annual rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.45% of net assets in excess of $2.5 billion up to $5 billion, and 0.40% of net assets in excess of $5 billion. Under the amended Agreement, the Adviser will receive a fee at an annual rate of 0.50% of the Fund’s average daily net assets up to $2.5 billion, 0.40% of net assets in excess of $2.5 billion up to $5 billion, and 0.35% of net assets in excess of $5 billion.

In addition, the Adviser will contractually agree to waive its management fees and/or bear certain expenses of the Fund until December 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00% and .75%, of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

Name Change

The Adviser also recommended a change in the Fund’s name to “AB Sustainable Thematic Balanced Portfolio”.

Change in Portfolio Managers

The chart under “Portfolio Managers” is anticipated to be deleted in its entirety and replaced with the following:

Employee	Length of Service	Title
Daniel C. Roarty	Since December 2021	Senior Vice President of the Adviser

Benjamin Ruegsegger	Since December 2021	Senior Vice President of the Adviser

Shawn E. Keegan	Since December 2021	Senior Vice President of the Adviser

In the Prospectus, the chart under “Management of the Strategies – Portfolio Managers” is anticipated to be deleted in its entirety and replaced with the following:

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Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Daniel C. Roarty; since December 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2016 and Chief Investment Officer of the Sustainable Thematic Equities Team.

Benjamin Ruegsegger; since December 2021; Senior Vice President of the Adviser	Senior Vice President and Portfolio Manager of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2017. He has also been a Senior Research Analyst of the Adviser since prior to 2016.

Shawn E. Keegan; since December 2021; Senior Vice President of the Adviser	Senior Vice President and Portfolio Manager of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2016.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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